UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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INNOVIVA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Innoviva Comments on ISS and Glass Lewis Reports

Recommends Shareholders Vote FOR ALL Innoviva Nominees on the WHITE Proxy Card

Brisbane, Calif. — April 10, 2017 — Innoviva, Inc. (the “Company” or “Innoviva”) (NASDAQ: INVA) today commented on reports issued by Institutional Shareholder Services (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”) regarding the election of directors at the Company’s Annual Stockholder Meeting scheduled for April 20, 2017:

The choice remains clear and straightforward — support Innoviva’s highly qualified Board with its increasingly successful strategic plan over Sarissa’s unqualified nominees who are advocating for short-sighted, high-risk cost cutting that has failed before.

The Company has added five new independent directors since 2014 and, in the past six months, has added two new independent directors with experience and skill sets that add value to the Board. Today, Innoviva’s Board is comprised of seven directors, six of whom are independent, who have industry-leading expertise, a track record of value creation and are experienced dealmakers. Specifically, your Board includes:

•                  Four current or former CEOs;

•                  Two former CFOs;

•                  Six directors with relevant industry experience;

•                  Five directors with experience executing substantial M&A transactions;

•                  One director with professional investment experience;

•                  Three directors with healthcare investment banking experience; and

•                  Three leaders that have delivered significant outperformance in executive roles.

Contrast this with Sarissa’s nominees, who:

•                  Have each been a director of a company that was delisted during his tenure for underperformance;

•                  Are not truly independent as they have each been either a Sarissa employee or appointed to a board of directors led by Sarissa’s founder;

•                  One nominee is an entertainment executive with no executive pharmaceutical experience; and

•                  No nominee has been a CEO or CFO of a public company.

Most importantly, Innoviva’s Board is committed to maximizing value for all shareholders today as well as in the long term.

Sarissa has put forth high-risk cost cutting to be executed by unqualified nominees, and desires to change the Board and management team to implement their ill-advised plan. ISS and Glass Lewis showed a fundamental lack of understanding of Innoviva’s business model and how the Company’s partnership with GSK is integral and would be jeopardized by Sarissa’s proposal to replace its Chairman, its CEO and its business strategy. Moreover, the proxy advisory firms ignored the contributions of the experienced Innoviva team and how those contributions have driven the substantial growth in revenues, reduction in expenses and shareholder value. We urge shareholders to protect their investment in Innoviva by voting ‘FOR’ the Board’s director nominees on the WHITE proxy card today. Every vote is important, no matter how many or how few shares you own.

Innoviva encourages all shareholders to carefully review the Company’s proxy materials filed with the Securities and Exchange Commission and vote only on its WHITE proxy card today. Shareholders who previously submitted a Gold proxy have every legal right to change their vote, as only the latest-dated proxy counts.

For more information about Innoviva’s Annual Stockholder Meeting, please visit http://investor.inva.com/proxy.cfm.

About Innoviva

Innoviva is focused on bringing compelling new medicines to patients in areas of unmet need by leveraging its significant expertise in the development, commercialization and financial management of bio-pharmaceuticals. Innoviva’s portfolio is anchored by the respiratory assets partnered with Glaxo Group Limited (GSK), including RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA®, which were jointly developed by Innoviva and GSK. Under the agreement with GSK, Innoviva is eligible to receive associated royalty revenues from RELVAR®/BREO® ELLIPTA®, ANORO® ELLIPTA®. In addition, Innoviva retains a 15 percent economic interest in future payments made by GSK for earlier-stage programs partnered with Theravance BioPharma, Inc., including the closed triple combination therapy for Chronic Obstructive Pulmonary Disease (COPD). For more information, please visit Innoviva’s website at www.inva.com.

ANORO®, RELVAR®, BREO® and ELLIPTA® are trademarks of the GlaxoSmithKline group of companies.

Forward-Looking Statements

This press release contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Innoviva intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal”, “intend”, “objective”, “opportunity”, “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve substantial risks, uncertainties and assumptions. These statements are based on the current estimates and assumptions of the management of Innoviva as of the date of this press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Innoviva to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: lower than expected future royalty revenue from respiratory products partnered with GSK, the commercialization of RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA® in the jurisdictions in which these products have been approved; the strategies, plans and objectives of Innoviva (including Innoviva’s growth strategy and corporate development initiatives beyond the existing respiratory portfolio); the timing, manner, amount and planned growth of anticipated potential capital returns to shareholders (including, without limitation, statements regarding Innoviva’s expectations of future purchases under its capital return programs and future cash dividends); the status and timing of clinical studies, data analysis and communication of results; the potential benefits and mechanisms of action of product candidates; expectations for product candidates through development and commercialization; the timing of regulatory approval of product candidates; and projections of revenue, expenses and other financial items. Other risks affecting Innoviva are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Innoviva’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Innoviva’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, to be filed with the SEC in the second quarter of 2017. In addition to the risks described above and in Innoviva’s other filings with the SEC, other unknown or unpredictable factors also could affect Innoviva’s results. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The information in this press release is provided only as of the date hereof, and Innoviva assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Investor Contact:

Eric d’Esparbes

Senior Vice President and Chief Financial Officer

Innoviva, Inc.

650-238-9640
investor.relations@inva.com

Media Contacts:

Abernathy MacGregor

Patrick Tucker or Ina McGuinness

212-371-5999 or 213-630-6550

pct@abmac.com or ina@abmac.com